UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2014
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
In April 2014, stockholders of BorgWarner Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation that deleted a requirement that the Company's directors be divided into three classes. On July 30, 2014, the Company’s Board of Directors amended the Company’s By-Laws to eliminate the possibility of a conflict between the Certificate of Incorporation and the Company's By-Laws regarding declassification of the Board of Directors. The text of the amendment of the By-Laws is set forth as Exhibit 3.1/4.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number            Description

3.1/4.1                Amendment to Article III, Sections 2 and 7 of the Company’s By-Laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: July 30, 2014	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number            Description

3.1/4.1                Amendment to Article III, Sections 2 and 7 of the Company’s By-Laws